                                                                       EXHIBIT 3


                                   [GRAPHIC]

          COMMON                                     INCORPORATED UNDER THE LAWS
                                                      OF THE STATE OF TENNESSEE

---------------------------                          ---------------------------
          NUMBER                                               SHARES
NM
---------------------------                          ---------------------------


    PAR VALUE
ONE DOLLAR ($1.00)                                    CUSIP 371532 10 2
    PER SHARE                                SEE REVERSE FOR CERTAIN DEFINITIONS

                                  GENESCO INC.

This Certifies that




is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                              CERTIFICATE OF STOCK

[SEAL] of GENESCO Inc. (hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and all amendments thereof (copies of which are on file at the office of the Corporation and its transfer agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and duly registered by the Registrar.

                  Witness the seal of the Corporation and the signatures of its duly authorized officers.

DATED:



COUNTERSIGNED AND REGISTERED:                                                                  /s/ Ben T. Harris
         FIRST CHICAGO TRUST COMPANY OF NEW YORK                                 -----------------------------------------
                                            TRANSFER AGENT                                         CHAIRMAN, PRESIDENT AND
                                            AND REGISTRAR,                                         CHIEF EXECUTIVE OFFICER

BY
                                                                                              /s/ Roger G. Sisson
                                                                                 -----------------------------------------
                                      AUTHORIZED SIGNATURE                                                       SECRETARY

                                  GENESCO INC.
                                  ------------

                  COPIES OF THE PROVISIONS SETTING FORTH THE RIGHTS AND PREFERENCES OF ALL CLASSES OF CAPITAL STOCK OF THE COMPANY MAY BY OBTAINED WITHOUT CHARGE FROM ANY TRANSFER AGENT, OR FROM THE MAIN OFFICE OF THE CORPORATION.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- ..........Custodian...........
                                                                             (Cust)             (Minor)
         TEN ENT -- as tenants by the entireties                            under Uniform Gifts to Minors

         JT TEN -- as joint tenants with right of
                   survivorship and not as tenants                          Act..........................
                   in common                                                           (State)

    Additional abbreviations may also be used though not in the above list.

         For value received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                          Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------

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Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,
      ------------------------------


                          ------------------------------------------------------
                          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION" WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
                          ------------------------------------------------------
                          SIGNATURE(S) GUARANTEED BY:



                          ------------------------------------------------------

This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Rights Agreement between Genesco Inc. (the "Company") and First Chicago Trust Company of New York (the "Rights Agent"), dated August 8, 1990, as amended and restated as of August 28, 2000 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement as in effect on the date of mailing, without charge after its receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, rights issued to any Person who becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) whether currently held by or on behalf of such person or by any subsequent holder, may become null and void.